                                                                    EXHIBIT 10.3

                            INVESTOR RIGHTS AGREEMENT


                            DATED AS OF [_____], 2002


                                      AMONG


                           VITALSTREAM HOLDINGS, INC.,


                                     AND THE


                              COMMON STOCKHOLDERS,


                             CONVERTIBLE NOTEHOLDERS


                                       AND


                                 WARRANT HOLDERS


                                       OF


                  VITALSTREAM HOLDINGS, INC. REFERRED TO HEREIN

                                TABLE OF CONTENTS

1.   DEFINITIONS..................................................................................................2
2.   PREEMPTIVE RIGHTS............................................................................................5
3.   BOARD OF DIRECTORS...........................................................................................6
4.   BOARD OF DIRECTOR OBSERVATION RIGHTS.........................................................................7
5.   REPRESENTATIONS AND WARRANTIES; COVENANTS....................................................................8
6.   TRANSFERS....................................................................................................8
7.   TRANSFERS IN VIOLATION OF AGREEMENT..........................................................................8
8.   LEGEND.......................................................................................................8
9.   ENTIRE AGREEMENT.............................................................................................9
10.  SUCCESSORS AND ASSIGNS.......................................................................................9
11.  COUNTERPARTS.................................................................................................9
12.  DESCRIPTIVE HEADINGS; INTERPRETATION.........................................................................9
13.  NOTICES; BUSINESS DAYS.......................................................................................9
14.  AMENDMENT AND WAIVER; EFFECTIVENESS AND BINDING NATURE OF THIS AGREEMENT....................................10
15.  SEVERABILITY................................................................................................10
16.  NO STRICT CONSTRUCTION......................................................................................10
17.  GOVERNING LAW...............................................................................................11
18.  WAIVER OF RIGHT TO JURY TRIAL...............................................................................11

                            INVESTOR RIGHTS AGREEMENT

          This INVESTOR RIGHTS AGREEMENT, dated as of November 1, 2002 (this "AGREEMENT"), is by and among VitalStream Holdings, Inc. a Nevada corporation (the "COMPANY"), the holders of Common Stock listed on the Schedule of Common Stockholders attached hereto (including such other holders of Common Stock who may from time to time become parties hereto after the date hereof and be listed on the Schedule of Common Stockholders) (the "COMMON STOCKHOLDERS"), the holders of Convertible Notes listed on the Schedule of Convertible Noteholders attached hereto (including such other holders of Convertible Notes who may from time to time become parties hereto after the date hereof and be listed on the Schedule of Convertible Noteholders attached hereto) (the "CONVERTIBLE NOTEHOLDERS"), and the holders of Warrants listed on the Schedule of Warrant Holders attached hereto (including such other holders of Warrants who may from time to time become parties hereto after the date hereof and be listed on the Schedule of Warrant Holders attached hereto) (the "WARRANT HOLDERS"). Unless otherwise indicated herein, capitalized terms used in this Agreement have the meanings set forth in SECTION 1 hereof.

                                    RECITALS

          WHEREAS, reference is made to that certain Asset Purchase Agreement, dated as of November 1, 2002 (as amended and modified from time to time, the "ASSET PURCHASE AGREEMENT"), by and among the Company, the Buyer and Hosting pursuant to which the Buyer acquired substantially all of the assets and assumed certain liabilities of Hosting in consideration for the issuance of shares of Common Stock by the Company to Hosting.

          WHEREAS, reference is also made to that certain Note and Warrant Purchase Agreement, dated as of November 1, 2002 (as amended and modified from time to time, the "NOTE AND WARRANT PURCHASE AGREEMENT"), by and among the Company and those purchasers of Convertible Notes and Warrants referred to therein pursuant to which the Company sold and the purchasers purchased the Convertible Notes and Warrants.

          WHEREAS, pursuant to the Note and Warrant Purchase Agreement, the Company issued shares of Common Stock to the purchasers of Convertible Notes and Warrants referred to therein as payment of a commitment fee due and payable upon the closing of the transactions contemplated by the Note and Warrant Purchase Agreement.

          WHEREAS, in order to induce the parties hereto to consummate the transactions contemplated by each of the Asset Purchase Agreement and the Note and Warrant Purchase Agreement, the Company, the Common Stockholders, the Convertible Noteholders and the Warrant Holders have agreed to enter into this Agreement for the purposes, among others, of (a) establishing the composition of the Board of Directors and (b) assuring continuity in the management and ownership of the Company. The execution and delivery of this Agreement is a condition to the closing of the transactions contemplated by the Note and Warrant Purchase Agreement and Asset Purchase Agreement.

          NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

          1.   DEFINITIONS.

          "AFFILIATE" of any particular Person means any other Person controlling, controlled by or under common control with such particular Person, where "CONTROL" means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise.

          "AGREEMENT" has the meaning set forth in the preamble of this Agreement.

          "ASSET PURCHASE AGREEMENT" has the meaning set forth in the recitals of this Agreement.

          "BOARD OF DIRECTORS" means the board of directors of the Company.

          "BUYER" means VitalStream Broadcasting Corporation, a Nevada corporation.

          "COMMON STOCK" means (a) the Common Stock, par value $0.001 per share, of the Company as more fully described in the certificate of incorporation of the Company and any capital stock or other Equity Security of any class of the Company (other than any Preferred Equity Securities or the Series A Preferred) hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company and (b) any capital stock or other Equity Securities issued or issuable directly or indirectly with respect to the Common Stock referred to in clause (a) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

          "COMMON STOCKHOLDERS" has the meaning set forth in the preamble to this Agreement.

          "COMPANY SECURITY" means any Debt Security or Equity Security of the Company.

          "COMPANY" has the meaning set forth in the preamble of this Agreement.

          "CONVERTIBLE NOTEHOLDERS" has the meaning set forth in the preamble to this Agreement.

          "CONVERTIBLE NOTES" means the 10% Convertible Promissory Notes of the Company issued pursuant to the Note and Warrant Purchase Agreement.

          "DEBT SECURITIES" means any note, bond, debenture or other instrument or security evidencing Indebtedness.

          "DOLPHIN" means Dolphin Fund II.

          "DOLPHIN COMMUNICATIONS II" means Dolphin Communications Fund II, L.P.

          "DOLPHIN DIRECTOR" has the meaning set forth in SECTION 3 of this Agreement.

          "DOLPHIN FUND II" means Dolphin Communications II and Dolphin Parallel II.

          "DOLPHIN HOLDERS" means Dolphin and any Affiliate of Dolphin that holds Stockholder Shares.

          "DOLPHIN PARALLEL II" means Dolphin Communications Parallel Fund II (Netherlands), L.P.

          "EQUITY SECURITIES" means (a) any capital stock or other equity securities, (b) any securities, directly or indirectly, convertible into or exchangeable for any capital stock or other equity securities or containing any profit participation features, (c) any warrants, options or other rights, directly or indirectly, to subscribe for or to purchase any capital stock, other equity securities or securities containing any profit participation features or, directly or indirectly, to subscribe for or to purchase any securities, directly or indirectly, convertible into or exchangeable for any capital stock, other equity securities or securities containing profit participation features, or (d) any stock appreciation rights, phantom stock rights or other similar rights.

          "GOVERNMENTAL ENTITY" means individually, and "GOVERNMENTAL ENTITIES" means collectively, the United States of America, any foreign country and any state or other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of government, including any court.

          "HOLDERS" means the Common Stockholders, the Convertible Noteholders and the Warrant Holders.

          "HOSTING" means Epoch Hosting, Inc., a Delaware corporation.

          "INDEBTEDNESS" means, at a particular time, without duplication, (a) any indebtedness for borrowed money or issued in substitution for or exchange of indebtedness for borrowed money, (b) any indebtedness evidenced by any Debt Security, (c) any indebtedness for the deferred purchase price of property or services with respect to which a Person is liable, contingently or otherwise, as obligor or otherwise (other than trade payables and other current liabilities incurred in the ordinary course of business), (d) any commitment by which a Person assures a creditor against loss (including, without limitation, contingent reimbursement obligations with respect to letters of credit), (e) any indebtedness guaranteed in any manner by a Person (including, without limitation, guaranties in the form of an agreement to repurchase or reimburse),
(f) any obligations under capitalized leases and (g) any indebtedness secured by a lien on a Person's assets.

          "LAWS" means all constitutions, statutes, laws, treaties, codes, ordinances, regulations, rules, orders, judgments, writs, injunctions, acts, determinations, directions or decrees of any Governmental Entity.

          "NOTES" means those certain 10% convertible promissory notes issued by Company pursuant to the Note and Warrant Purchase Agreement.

          "NOTE AND WARRANT PURCHASE AGREEMENT" has the meaning set forth in the preamble to this Agreement.

          "OBSERVER" has the meaning set forth in SECTION 4 of this Agreement.

          "PERSON" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or any other similar entity or organization or a governmental entity or any department, agency or political subdivision thereof.

          "PREFERRED EQUITY SECURITIES" means any Equity Security of the Company (other than the Series A Preferred) that ranks senior to the Common Stock as to dividends or the distribution of assets upon any liquidation, dissolution or winding up of the Company, or any Debt Security that is issued with any Equity Security.

          "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal law then in force and the rules promulgated thereunder.

          "SERIES A PREFERRED" means the 2002 Series A Preferred Stock, $0.001 par value, of the Company.

          "STOCKHOLDER SHARES" means (a) any Common Stock issued pursuant to the Asset Purchase Agreement or the Note and Warrant Purchase Agreement, (b) any Common Stock issued or issuable, directly or indirectly, upon conversion of the Convertible Notes, (c) any Common Stock issued or issuable, directly or indirectly, upon exercise of the Warrants, (d) any Common Stock purchased or otherwise acquired by any holder of the Common Stock referred to in clauses (a),
(b) or (c) above and (e) any capital stock or other Equity Securities issued or issuable directly or indirectly with respect to the Common Stock referred to in clauses (a), (b), (c) or (d) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, (i) any Person who holds Convertible Notes shall be deemed to be the holder of the Stockholder Shares obtainable upon conversion of such Convertible Notes regardless of any restriction or limitation on the conversion thereof and (ii) any Person who holds Warrants shall be deemed to be the holder of the Stockholder Shares obtainable upon exercise of such Warrants regardless of any restriction or limitation on the exercise thereof and, with respect to both clause (i) and (ii) above, such Stockholder Shares shall be deemed to be in existence, and such Person shall be entitled to exercise the rights of a holder of Stockholder Shares hereunder. In addition, for purposes of this Agreement, any Person who holds Stockholder Shares as a result of a Transfer of Stockholder Shares shall be deemed to be the holder of Stockholder Shares.

          "SUBSEQUENT CLOSING DATE" has the meaning set forth in the Note and Warrant Purchase Agreement.

          "SUBSIDIARY BOARD OF DIRECTORS" has the meaning set forth in SECTION 3 of this Agreement.

          "SUBSIDIARY" means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (a) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (b) if a limited liability company, partnership, association or other business entity, a majority of the limited liability company, partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing director or general partner of such limited liability company, partnership, association or other business entity. Notwithstanding the foregoing, "Subsidiary" shall not include any entity that does not have any operations, assets or liabilities.

          "TRANSFER" means a sale, assignment, transfer, pledge, encumbrance or other disposition.

          "WARRANT HOLDERS" has the meaning set forth in the preamble to this Agreement.

          "WARRANTS" means those certain warrants to purchase shares of the Company's Common Stock issued pursuant to the Note and Warrant Purchase Agreement.

          2.   PREEMPTIVE RIGHTS.

          (a) If, at any time during the three-year period beginning on the Subsequent Closing Date (or, if the Subsequent Closing is not consummated, the date hereof), the Company shall issue any Preferred Equity Securities (including Preferred Equity Securities issued or sold together with any Debt Security), each Holder of Stockholder Shares shall be entitled to purchase the same proportion of such Preferred Equity Securities to be issued necessary in order that the aggregate shares of Common Stock beneficially held by such holder constitute the same percentage of all Common Stock (assuming, in each case, the conversion, exercise or exchange of all outstanding Company Securities, including outstanding Company Securities held by such Holder), after the issuance of such Preferred Equity Securities as before the issuance thereof.

          (b) A Holder of Stockholder Shares may exercise his or its right under this SECTION 2 to purchase Preferred Equity Securities by providing written notice to the Company, and by paying the purchase price therefor at the principal office of the Company within 45 days, after the receipt of notice from the Company (which notice by the Company shall be given at least 45 days before the issuance of the Preferred Equity Securities) stating the amount of Preferred Equity Securities the Company intends to issue and the price and characteristics thereof. Each Holder of Stockholder Shares exercising his or its rights under this SECTION 2 shall pay such purchase price in immediately available funds. Each Holder of Stockholder Shares' contractual preemptive rights under this SECTION 2 shall be deemed to be exercised immediately prior to the close of business on the day of payment of the purchase price in accordance with the foregoing provisions, and at such time such Holder shall be treated for all purposes as the record holder of the Preferred Equity Securities, as the case may be. As promptly as practicable (and in any event within 10 days) on or after the purchase date, the Company shall issue and deliver at its principal office a certificate or certificates for the number of full shares or amount, whichever is applicable, of Preferred Equity Securities together with cash for any fraction of a share or portion of a Preferred Equity Security at the purchase price to which the Holder of Stockholder Shares is entitled hereunder.

          3.   BOARD OF DIRECTORS.

          (a) At any time and from time to time until the Notes have been paid in full, each Holder shall vote all of its Company Securities now or hereafter owned by such Holder with voting rights or over which such Holder has voting control, and shall take all other necessary or desirable actions within its control (whether in its capacity as a stockholder, director, member of the Board of Directors or any committee thereof (but not if such action would be a breach of any fiduciary duty imposed by applicable Law), officer of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary or desirable actions within its control (including, without limitation, calling special Board of Directors and stockholder meetings), so that:

               (i) one individual (who initially shall be Salvatore Tirabassi) designated by the Dolphin Holders owning a majority of the Stockholder Shares held by all Dolphin Holders (the "DOLPHIN DIRECTOR") shall be nominated for election and elected to the Board of Directors at the Company's next annual meeting, which shall be held no later than January 31, 2003, for a term of three (3) years;

               (ii) in the event that on the date of termination of the Dolphin Director's three (3) year term pursuant to SECTION 3(a)(i), payment in full of all obligations under the Notes has not been made, then the Dolphin Director shall be elected to the Board of Directors for a second term which shall begin on the date of termination of the initial three-year term referred to in clause (i) above and continue until payment in full of all obligations under the Notes has been made (at which time such Dolphin Director shall, if requested by the Company, resign);

               (iii) at any time the Dolphin Director is entitled to serve on the Board of Directors, the composition of the board of directors of each of the Company's Subsidiaries (each, a "SUBSIDIARY BOARD OF DIRECTORS") shall include the Dolphin Director;

               (iv) to the extent permitted under applicable Law and any exchange on which any Company Securities may be listed, any committees of the Board of Directors or a Subsidiary Board of Directors shall be created only upon the unanimous approval of the members of the Board of Directors and the composition of each such committee (if any) shall be proportionately equivalent to that of the Board of Directors;

               (v) to the extent permitted under applicable Law and any exchange on which any Company Securities may be listed, the removal from the Board of Directors or any Subsidiary Board of Directors (with or without cause) of the Dolphin Director shall be at the written request of the Dolphin Holders holding a majority of the Stockholder Shares held by all Dolphin Holders but only upon such written request and under no other circumstances; and

               (vi) in the event that the Dolphin Director ceases to serve as a member of the Board of Directors or any Subsidiary Board of Directors during his term of office (whether by death, resignation or removal), the resulting vacancy on the Board of Directors shall be filled by an individual designated by the Dolphin Holders owning a majority of the Stockholder Shares held by all Dolphin Holders.

          (b) The Company shall pay the reasonable out-of-pocket expenses incurred by the Dolphin Director in connection with attending the meetings of the Board of Directors, any Subsidiary Board of Directors and any committee of any of the foregoing.

          (c) If the Dolphin Holders owning a majority of the Stockholder Shares held by all Dolphin Holders fail to designate an individual to fill the Dolphin directorship pursuant to the terms of this SECTION 3, the individual previously holding such directorship shall be elected to such position, or if such individual fails or declines to serve, the election of an individual to such directorship shall be accomplished in accordance with the Company's bylaws and applicable law; provided that each Holder shall vote all Company Securities now or hereafter owned by such Holder with voting rights or over which such Holder has voting control to remove such individual if the party which failed to designate such directorship so directs.

          (d) In the event that any Holder shall fail to vote all shares of Company Securities now or hereafter owned by such Holder with voting rights over which such Holder has voting control so as to achieve any election or removal of an Dolphin Director, as set forth in this SECTION 3, such Holder shall be deemed immediately upon the existence of such a breach to have granted to the Chairman of the Board of Directors (or, if no Chairman of the Board of Directors has been elected, the chief executive officer of the Company), a proxy to all shares of Company Securities now or hereafter owned by such Holder with voting rights or over which such Holder has voting control to ensure that all such shares or other securities will be voted as prescribed in this SECTION 3 of this Agreement. Each Holder acknowledges that each proxy granted hereby, including any successive proxy, is given to secure the performance of a duty and shall be irrevocable until the duty is performed.

          4. BOARD OF DIRECTOR OBSERVATION RIGHTS. At any time prior to the payment in full of the Notes that (i) any Dolphin Holders continue to hold any Stockholder Shares and (ii) the Dolphin Director is not a member of the Board of Directors, VitalStream shall give Dolphin written notice of each meeting of the Board of Directors (and any committees thereof), at the same time and in the same manner as notice is given to the directors of the Board of Directors, and VitalStream shall permit one representative selected by Dolphin (the "OBSERVER") to attend, as an observer, all such meetings. The Observer shall be entitled to receive all written materials and other information (including, without limitation, copies of meeting minutes) given to directors of the Board of Directors (and any committees thereof) in connection with such meetings at the same time such materials and information are given to such directors. VitalStream shall provide a copy of any proposed action by written consent in lieu of a meeting of directors of VitalStream to the Observer prior to the effective date upon delivery to the members of the Board of Directors of such consent describing in reasonable detail the nature and substance of such action.

          5. REPRESENTATIONS AND WARRANTIES; COVENANTS. Each Holder represents and warrants that (a) as of the date hereof such Holder is the record owner of the number of shares or principal amount of the Company Securities held by such Holder as of the date hereof as set forth in the Schedules to this Agreement;
(b) this Agreement has been duly authorized, executed and delivered by such Holder and constitutes the valid and binding obligation of such Holder, enforceable in accordance with its terms; and (c) such Holder has not granted and is not a party to any proxy, voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Agreement. No Holder shall grant any proxy or become party to any voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Agreement.

          6. TRANSFERS. Prior to transferring any Company Securities to any Person, the transferring Holder shall cause the prospective transferee to be bound by this Agreement and to execute and deliver to the Company and the Holders a counterpart signature page of this Agreement. So long as any such Transfer is made in accordance with the provisions of this Agreement, the transferee shall be deemed a Holder of such Company Securities within the meaning of this Agreement.

          7. TRANSFERS IN VIOLATION OF AGREEMENT. Any Transfer or attempted Transfer of any Holder in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Company Security as the owner of such Company Security for any purpose.

          8. LEGEND. Each instrument evidencing Common Stock, Convertible Notes and Warrants held by a Person who is a signatory to this Agreement, and each instrument issued in exchange for or upon the Transfer of any Stockholder Shares, Convertible Notes and Warrants and held by a Person who is a signatory to this Agreement shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE SUBJECT TO AN INVESTOR RIGHTS AGREEMENT, DATED AS OF [_____], 2002, AMONG THE ISSUER OF SUCH SECURITIES (THE "COMPANY") AND THE STOCKHOLDERS OF THE COMPANY REFERRED TO THEREIN, AS AMENDED AND MODIFIED FROM TIME TO TIME. A COPY OF SUCH INVESTOR RIGHTS AGREEMENT SHALL BE FURNISHED WITHOUT CHARGE BY THE

          COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST."

          9. ENTIRE AGREEMENT. Except as otherwise expressly set forth herein, this Agreement embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          10. SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and the Holders and any subsequent holders of Stockholder Shares, Convertible Notes or Warrants and the respective successors and assigns of each of them, so long as they hold any Stockholder Shares, Convertible Notes or Warrants.

          11. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

          12. DESCRIPTIVE HEADINGS; INTERPRETATION. Section headings used herein are for convenience only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement. The use of the word "including" or any variation or derivative thereof in this Agreement is by way of example rather than by limitation.

          13. NOTICES; BUSINESS DAYS. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient or when sent by facsimile followed by delivery by reputable overnight courier service (charges prepaid), one day after being sent to the recipient by reputable overnight courier service (charges prepaid) or five days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Any notice, demand or other communication hereunder may be given by any other means (including telecopy or electronic mail), but shall not be deemed to have been duly given unless and until it is actually received by the intended recipient. Such notices, demands and other communications shall be sent to (a) a Common Stockholder at the address indicated on the Schedule of Common Stockholders, (b) a Convertible Noteholder at the address indicated on the Schedule of Convertible Noteholders, (c) a Warrant Holder at the address indicated on the Schedule of Warrant Holders and (d) the Company at the address indicated below:

               VitalStream Holdings, Inc.
               One Jenner, Suite 100
               Irvine, California 92618
               Facsimile: 949-453-8686
               Attention: Philip N. Kaplan, Chief Operating Officer

               with a copy (which shall not constitute notice to the Company) to:

               Stoel Rives LLP
               201 South Main Street, Suite 1100
               Salt Lake City, Utah 84111
               Facsimile: (801) 578-6999
               Attention: Bryan T. Allen, Esq.

or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party. If any time period for giving notice or taking action expires on a day which is a Saturday, Sunday or legal holiday in the state in which the Company's chief-executive office is located, the time period shall automatically be extended to the business day immediately following such Saturday, Sunday or legal holiday.

          14. AMENDMENT AND WAIVER; EFFECTIVENESS AND BINDING NATURE OF THIS AGREEMENT. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or the Holders unless such modification, amendment or waiver is approved in writing by (a) the Company, (b) the holders of a majority of the Common Stock (other than any Common Stock which constitute Stockholder Shares) and (c) the Dolphin Holders owning a majority of the Stockholder Shares held by all Dolphin Holders. Notwithstanding the foregoing, without the consent of any other Person, the Company may restate any schedule to this Agreement so that it more accurately reflects the holders of securities of the type in question and/or to change the addresses for notice to any Person at such Person's request. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

          15. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          16. NO STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

          17. GOVERNING LAW. THE CORPORATE LAW OF THE STATE OF NEVADA SHALL GOVERN ALL ISSUES AND QUESTIONS CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS SECURITYHOLDERS. ALL OTHER ISSUES AND QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK. IN FURTHERANCE OF THE FOREGOING, THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL CONTROL THE INTERPRETATION AND CONSTRUCTION OF THIS AGREEMENT, EVEN THOUGH UNDER THAT JURISDICTION'S CHOICE OF LAW OR CONFLICT OF LAW ANALYSIS, THE SUBSTANTIVE LAW OF SOME OTHER JURISDICTION WOULD ORDINARILY APPLY.

          18. WAIVER OF RIGHT TO JURY TRIAL. THE COMPANY AND EACH OF THE HOLDERS HEREBY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY in any litigation in any court with respect to, in connection with, or arising out of this Agreement or the validity, protection, interpretation, collection or enforcement hereof; AND THE COMPANY AND EACH OF THE HOLDERS HEREBY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO INTERPOSE ANY SETOFF in connection with any such litigation, irrespective of the nature of such setoff, counterclaim or cross-claim except to the extent that the failure so to assert any such setoff would permanently preclude the prosecution of or recovery upon same. THE COMPANY AGREES THAT THIS SECTION 18 IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND ACKNOWLEDGES THAT THE HOLDERS WOULD NOT HAVE ENTERED INTO THIS AGREEMENT IF THIS SECTION 18 WERE NOT PART OF THIS AGREEMENT.

                                    * * * * *

          IN WITNESS WHEREOF, the parties have executed this Investor Rights Agreement as of the date first written above.

                      VITALSTREAM HOLDINGS, INC.


                      By:
                          -------------------------------------
                          Name:
                          Title:


                      COMMON STOCKHOLDERS

                      EPOCH HOSTING, INC.

                      By:
                          -------------------------------------
                          Name:
                          Title:


                      DOLPHIN COMMUNICATIONS FUND II, L.P.

                      By:    Dolphin Communications II, L.P.,
                             Its General Partner

                      By:    Dolphin Communications, L.L.C.,
                             Its General Partner

                             By:
                                 -------------------------------------
                                 Name:    Richard J. Brekka
                                 Title:   President


                      DOLPHIN COMMUNICATIONS PARALLEL FUND II
                      (NETHERLANDS), L.P.

                      By:    Dolphin Communications II, L.P.,
                             Its General Partner

                      By:    Dolphin Communications, L.L.C.,
                             Its General Partner

                             By:
                                 -------------------------------------
                                 Name:    Richard J. Brekka
                                 Title:   President

                  [SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

                                 ------------------------------------
                                 Paul Summers


                                 ------------------------------------
                                 Philip N. Kaplan


                                 ------------------------------------
                                 David R. Williams


                                 ------------------------------------
                                 Steve Smith


                                 ------------------------------------
                                 Kevin Herzog

                  [SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]


                                 CONVERTIBLE NOTEHOLDERS

                                 DOLPHIN COMMUNICATIONS FUND II, L.P.

                                 By:      Dolphin Communications II, L.P.,
                                          Its General Partner

                                 By:      Dolphin Communications, L.L.C.,
                                          Its General Partner

                                          By:
                                              ----------------------------------
                                              Name:    Richard J. Brekka
                                              Title:   President


                                 DOLPHIN COMMUNICATIONS PARALLEL FUND II
                                 (NETHERLANDS), L.P.

                                 By:      Dolphin Communications II, L.P.,
                                          Its General Partner

                                 By:      Dolphin Communications, L.L.C.,
                                          Its General Partner

                                          By:
                                              ----------------------------------
                                              Name:    Richard J. Brekka
                                              Title:   President

                  [SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]


                                 WARRANT HOLDERS

                                 DOLPHIN COMMUNICATIONS FUND II, L.P.

                                 By:      Dolphin Communications II, L.P.,
                                          Its General Partner

                                 By:      Dolphin Communications, L.L.C.,
                                          Its General Partner

                                          By:
                                              ----------------------------------
                                              Name:    Richard J. Brekka
                                              Title:   President


                                 DOLPHIN COMMUNICATIONS PARALLEL FUND II
                                 (NETHERLANDS), L.P.

                                 By:      Dolphin Communications II, L.P.,
                                          Its General Partner

                                 By:      Dolphin Communications, L.L.C.,
                                          Its General Partner

                                          By:
                                              ----------------------------------
                                              Name:    Richard J. Brekka
                                              Title:   President

                         SCHEDULE OF COMMON STOCKHOLDERS

                                                               NUMBER OF SHARES OF
                       NAME AND ADDRESS                           COMMON STOCK
       ------------------------------------------------      -----------------------
(1)    Epoch Hosting, Inc.                                            [_____]
       555 Anton Boulevard
       Costa Mesa, CA 92626
       Facsimile: (714) 327-2031

       with a copy (which shall not constitute notice to Hosting) to:

       Brobeck, Phleger & Harrison LLP
       38 Technology Drive
       Irvine, CA 92618
       Facsimile: (949) 790-6301
       Attention: Laura B. Hunter, Esq.

(2)    Dolphin Communications Fund II, L.P.                           [_____]
       Dolphin Communications Parallel Fund II
       (Netherlands), L.P.
       750 Lexington Avenue
       16th Floor
       New York, NY 10022
       Attention: Mr. Richard J. Brekka
       Facsimile: (212) 446-1638

       with a copy (which shall not constitute notice to the Dolphin) to:

       Kirkland & Ellis
       Citigroup Center
       153 East 53rd Street
       New York, NY  10022
       Attention: John Kuehn, Esq.
       Facsimile: (212) 446-4900

(3)    Paul Summers                                                   [_____]
       37 Paseo Brezo
       Rancho Santa Margarita, CA 92688
       Telephone: (949) 459-8561

                                                               NUMBER OF SHARES OF
                       NAME AND ADDRESS                            COMMON STOCK
       ------------------------------------------------      -----------------------
(4)    Philip N. Kaplan                                               [_____]
       7 Cavaillon
       Newport Coast, CA 92657
       Telephone: (949) 706-9436

(5)    David R. Williams                                              [_____]
       363 Newport Glen Court
       Newport Beach, CA 92660
       Telephone: (949) 646-3168

(6)    Steve Smith                                                    [_____]
       1103 N. Lowell Street
       Santa Ana, CA 92703
       Telephone: (949) 678-0292

(7)    Kevin Herzog                                                   [_____]
       1801 Santiago Drive
       Newport Beach, CA 92660
       Telephone: (949) 743-2029

                       SCHEDULE OF CONVERTIBLE NOTEHOLDERS

                                                               PRINCIPAL AMOUNT OF
                   NAME AND ADDRESS                             CONVERTIBLE NOTES
-------------------------------------------------------      -----------------------
Dolphin Communications Fund II, L.P.                                 $[_____]
Dolphin Communications Parallel Fund II                              $[_____]
(Netherlands), L.P.
750 Lexington Avenue
16th Floor
New York, NY 10022
Attention: Mr. Richard J. Brekka
Facsimile: (212) 446-1638

with a copy (which shall not constitute notice to the Dolphin) to:

Kirkland & Ellis
Citigroup Center
153 East 53rd Street
New York, NY 10022
Attention: John Kuehn, Esq.
Facsimile: (212) 446-4900

                           SCHEDULE OF WARRANT HOLDERS

                                                               NUMBER OF SHARES
                                                                OF UNDERLYING
                   NAME AND ADDRESS                              COMMON STOCK
-------------------------------------------------------     -----------------------
Dolphin Communications Fund II, L.P.                                [_____]
Dolphin Communications Parallel Fund II                             [_____]
(Netherlands), L.P.
750 Lexington Avenue
16th Floor
New York, NY 10022
Attention: Mr. Richard J. Brekka
Facsimile: (212) 446-1638

with a copy (which shall not constitute notice to the Dolphin) to:

Kirkland & Ellis
Citigroup Center
153 East 53rd Street
New York, NY 10022
Attention: John Kuehn, Esq.
Facsimile: (212) 446-4900